EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
In connection with the Quarterly Report on Form 10-Q of Nextel Partners, Inc. (the “Company”) for the quarterly report ended June 30, 2006, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Paul N. Saleh, as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
1. This report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 18, 2006	/s/ PAUL N. SALEH Paul N. Saleh
Chief Financial Officer